Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by DLJ Mortgage Capital, Inc. (“Client”) and were reviewed by AMC on behalf of the party selling those loans (the “Selling Party”). The mortgage loans were reviewed via files imaged and provided by the Selling Party or its designee for review. The Review was conducted from November 2016 through February 2019 on mortgage loans with origination dates from August 1991 through August 2016.

(2) Sample size of the assets reviewed.

The Review was conducted on 100% of the securitization mortgage loan population. AMC performed a review of 1,406 seasoned mortgage loans for the Client and 358 seasoned mortgage loans acquired by the Client. The final population consisted of 1,764 mortgage loans with an aggregate original principal balance of approximately $397.50 million.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”:	1,764 mortgage loans
▪	“Data Integrity Review”:	1,764 mortgage loans
▪	“Pay History Review”	336 mortgage loans
▪	“Comment Review”	336 mortgage loans
▪	“Title Review”	336 mortgage loans

Throughout the securitization process, the Client may have removed various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. The scope of this review and the findings are detailed later in this document. This comparison, when data was available, included the following data fields:

Amortization Term	Interest Rate Initial Cap	Maturity Date	Original P&I
Amortization Type	Interest Rate Life Cap	Note Date	Original Term
Borrower First Name	Interest Rate Life Floor	Occupancy	Property Type
Borrower Last Name	Interest Rate Life Max	Original CLTV	Purpose
City	Interest Rate Periodic Cap	Original Interest Rate	Refi Purpose
First Payment Date	Interest Rate Periodic Floor	Original Loan Amount	Street
Index Type	Margin	Original LTV	Zip
Interest Only

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,754 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

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e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);

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▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (2 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

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(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

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AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (8 Mortgage Loans)

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage

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loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):

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i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare (1,764 Mortgage Loans): AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review (336 Mortgage Loans): AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a thirty-six (36) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review (336 Mortgage Loans): AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Tax and Title Review (336 Mortgage Loans): As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 of the ABS Due Diligence 15E.

COMPLIANCE RESULTS SUMMARY

Of the 1,764 mortgage loans, 1,617 mortgage loans (91.67%) had exceptions with 227 mortgage loans (12.87%) retaining rating agency grades of “C” or “D” and 1,390 mortgage loans (78.80%) retaining a grade of “B”. The remaining 147 mortgage loans (8.33%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Loans	% of Loans*
A	147	8.33%
B	1,390	78.80%
C	36	2.04%
D	191	10.83%
Total	1,764	100.00%

*May not add to 100% due to rounding

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COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the DBRS and Fitch grading criteria.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	165
		Incomplete File	19
		Missing, Incorrect, or Incomplete Note	7
		Missing Document	1
		Total Compliance Grade (D) Exceptions:	192
	C	State Defect	120
		Federal Defect	22
		TIL-MDIA	5
		Missing, Incorrect, or Incomplete HUD-1	4
		TILA	4
		Missing Required Data (other than HUD-1 or Note)	2
		State Late Charge	1
		ATR/QM Defect	1
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Missing, Incorrect, or Incomplete Final TIL	1
		Compliance	1
		Total Compliance Grade (C) Exceptions:	162
	B	TILA	1,916
		Missing Application Date	1,074
		RESPA	649
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	361
		FACTA	336
		Missing, Incorrect, or Incomplete GFE	250
		Missing, Incorrect, or Incomplete Final TIL	226
		LTV Test	116
		Misc. State Level	92
		Missing Non-Required Data	61
		State Defect	60
		Missing Required Data (other than HUD-1 or Note)	58
		GSE	34
		State Late Charge	33
		Final TIL Estimated	22
		Missing, Incorrect, or Incomplete Initial TIL	19
		TRID	16
		TRID Defect	15
		TIL-MDIA	14
		Missing, Incorrect, or Incomplete Final or Initial 1003	10
		Federal HPML	4
		FHA	4
		Compliance	2
		ECOA	2
		Legal / Regulatory / Compliance	2
		Missing Required Data	1
		Cross Collateralized	1
		Total Compliance Grade (B) Exceptions:	5,378
	A	Missing, Incorrect, or Incomplete HUD-1	0
		Federal Defect	0
		Missing Application Date	0
		State Defect	0
		Compliance	0
		ATR/QM Defect	0
		Missing, Incorrect, or Incomplete Final TIL	0
		RESPA	0
		Missing Required Data (other than HUD-1 or Note)	0
		Missing, Incorrect, or Incomplete Note	0
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	0
		Incomplete File	0
		Missing, Incorrect, or Incomplete GFE	0
		Loan Package Documentation	0
		Missing Non-Required Data	0
		TILA	0
		Total Compliance Grade (A) Exceptions:	0
Total Compliance Exceptions:			5,732

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 1,764 mortgage loans included within the Data Integrity population, 1,724 unique mortgage loans (97.73%) had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Amortization Term	236	258	91.47%	1,764
Amortization Type	572	1,166	49.06%	1,764
Borrower First Name	32	1,267	2.53%	1,764
Borrower Last Name	24	1,275	1.88%	1,764
City	94	1,761	5.34%	1,764
First Payment Date	155	1,758	8.82%	1,764
Index Type	662	754	87.80%	1,764
Interest Only	75	1,179	6.36%	1,764
Interest Rate Initial Cap	69	84	82.14%	1,764
Interest Rate Life Cap	3	5	60.00%	1,764
Interest Rate Life Floor	3	4	75.00%	1,764
Interest Rate Life Max	697	826	84.38%	1,764
Interest Rate Life Min	767	820	93.54%	1,764
Margin	694	830	83.61%	1,764
Maturity Date	1,401	1,759	79.65%	1,764
Note Date	115	1,763	6.52%	1,764
Occupancy	31	609	5.09%	1,764
Original CLTV	71	238	29.83%	1,764
Original Interest Rate	404	1,747	23.13%	1,764
Original Loan Amount	139	1,750	7.94%	1,764
Original LTV	378	1,361	27.77%	1,764
Original P&I	1,055	1,512	69.78%	1,764

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Original Term	989	1,761	56.16%	1,764
Property Type	161	1,380	11.67%	1,764
Purpose	279	1,723	16.19%	1,764
Refi Purpose	314	1,075	29.21%	1,764
Street	257	1,424	18.05%	1,764
Zip	263	1,756	14.98%	1,764
Total	9,940			1,764

PAY HISTORY REVIEW SUMMARY

For the 336 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of August 31, 2018. Using the MBA methodology, AMC created a pay string using a thirty-six (36) month look back for all 336 mortgage loans within the review population.

Within this population all 336 (100%) mortgage loans had a complete 36 month pay history and had at least 1 delinquency during the look back period.

Category	# of Mortgage Loans	% of Mortgage Loans*
Delinquency, No Missing Data (36 month look back)	336	100%

COLLECTION COMMENT REVIEW SUMMARY

For the 336 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer. The status date of the comments was August 31, 2018 on all 336 mortgage loans. At the time of AMC’s review, the current status of the mortgage loans was noted on 289 mortgage loans as performing, 11 mortgage loans were in bankruptcy, 34 mortgage loans reporting as delinquent and 2 mortgage loan was in loss mitigation.

TITLE/LIEN REVIEW SUMMARY (336 Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 336 mortgage loans. There were 29 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 26 mortgage loans show subject lien not in 1st lien position and 3 loans had a break in chain of title.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 307 mortgage loans.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	866	49.09%	$161,573,338.39	40.65%
Adjustable	881	49.94%	$235,870,374.29	59.34%
Unknown	17	0.96%	$59,320.09	0.01%
Total	1,764	100.00%	$397,503,032.77	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,745	98.92%	$397,116,522.53	99.90%

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2	2	0.11%	$327,190.15	0.08%
Unknown	17	0.96%	$59,320.09	0.01%
Total	1,764	100.00%	$397,503,032.77	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	520	29.48%	$125,029,953.33	31.45%
Cash Out: Home Improvement/Renovation	17	0.96%	$5,178,900.00	1.30%
Cash Out: Other/Multi-purpose/Unknown Purpose	522	29.59%	$129,033,811.65	32.46%
Limited Cash-Out	1	0.06%	$262,000.00	0.07%
First Time Home Purchase	184	10.43%	$30,393,025.03	7.65%
Other-than-first-time Home Purchase	219	12.41%	$46,784,492.58	11.77%
Rate/Term Refinance - Lender Initiated	1	0.06%	$85,043.00	0.02%
Rate/Term Refinance - Borrower Initiated	215	12.19%	$49,403,123.06	12.43%
Construction to Permanent	8	0.45%	$1,584,190.00	0.40%
Unavailable	77	4.37%	$9,748,494.12	2.45%
Total	1,764	100.00%	$397,503,032.77	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	12	0.68%	$1,532,007.12	0.39%
121-180 Months	50	2.83%	$6,048,329.96	1.52%
181-240 Months	54	3.06%	$5,198,454.25	1.31%
241-360 Months	1,589	90.08%	$374,147,347.13	94.12%
361+ Months	42	2.38%	$10,517,574.22	2.65%
Unknown	17	0.96%	$59,320.09	0.01%
Total	1,764	100.00%	$397,503,032.77	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,243	70.46%	$292,387,772.78	73.56%
Co-op	2	0.11%	$1,140,100.00	0.29%
Condo, Low Rise	99	5.61%	$18,987,089.71	4.78%
Condo, High Rise	7	0.40%	$1,710,450.00	0.43%
PUD	101	5.73%	$23,726,031.58	5.97%
Townhouse	5	0.28%	$900,000.00	0.23%
Single-wide Manufactured Housing	35	1.98%	$2,941,895.31	0.74%
1 Family Attached	26	1.47%	$4,599,680.04	1.16%
2 Family	62	3.51%	$20,215,159.48	5.09%
3 Family	14	0.79%	$5,526,300.00	1.39%
4 Family	7	0.40%	$2,429,700.00	0.61%
Land	1	0.06%	$44,625.00	0.01%
Office	1	0.06%	$102,000.00	0.03%

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Other	19	1.08%	$3,700,545.00	0.93%
Unavailable	142	8.05%	$19,091,683.87	4.80%
Total	1,764	100.00%	$397,503,032.77	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,618	91.72%	$371,408,937.90	93.44%
Investment	82	4.65%	$17,778,636.47	4.47%
Second Home	27	1.53%	$40,000.00	0.01%
Unknown	37	2.10%	$2,828,822.40	0.71%
Total	1,764	100.00%	$392,056,396.77	98.63%

Compliance Reg	Loan Count	% of Loans	Original Balance	% of Balance
Pre2010 (A)	145	8.22%	$28,828,697.18	7.25%
Pre2010 (B)	1,374	77.89%	$326,717,152.69	82.19%
Pre2010 (C)	29	1.64%	$4,599,172.16	1.16%
PreTRID (A)	1	0.06%	$188,000.00	0.05%
PreTRID (B)	14	0.79%	$2,631,550.00	0.66%
Dodd Frank (A)	1	0.06%	$142,405.00	0.04%
Dodd Frank (B)	1	0.06%	$52,500.00	0.01%
Dodd Frank (C)	1	0.06%	$1,000,000.00	0.25%
Subject to TRID (B)	1	0.06%	$299,250.00	0.08%
Subject to TRID (C)	6	0.34%	$911,920.00	0.23%
Unknown	191	10.83%	$32,132,385.74	8.08%
Total	1,764	100.00%	$397,503,032.77	100.00%

Originator Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	1	0.06%	$52,500.00	0.01%
Safe Harbor QM	1	0.06%	$1,000,000.00	0.25%
HUD Rebuttable Presumption QM	1	0.06%	$99,715.00	0.03%
HUD Safe Harbor QM	2	0.11%	$266,968.00	0.07%
Temporary HPQM (GSE/Agency Eligible)	1	0.06%	$299,250.00	0.08%
Temporary SHQM (GSE/Agency Eligible)	1	0.06%	$142,405.00	0.04%
VA Safe Harbor QM	2	0.11%	$439,037.00	0.11%
UTD	1	0.06%	$106,200.00	0.03%
Unknown	1,754	99.43%	$395,096,957.77	99.39%
Total	1,764	100.00%	$397,503,032.77	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Safe Harbor QM	1	0.06%	$1,000,000.00	0.25%

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HUD Safe Harbor QM	3	0.17%	$366,683.00	0.09%
Temporary HPQM (GSE/Agency Eligible)	1	0.06%	$299,250.00	0.08%
Temporary SHQM (GSE/Agency Eligible)	2	0.11%	$248,605.00	0.06%
VA Safe Harbor QM	2	0.11%	$439,037.00	0.11%
N/A	1	0.06%	$52,500.00	0.01%
Unknown	1,754	99.43%	$395,096,957.77	99.39%
Total	1,764	100.00%	$397,503,032.77	100.00%

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